Transforming the State of Women's Gynecological Health…
Starting with Ovarian Cancer

ASPIRA WOMEN'S HEALTH™

Corporate Presentation | June 2022

Nicole Sandford, President and CEO
Bob Beechey, Chief Financial Officer

Safe Harbor

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These forward-looking statements include, among others, statements about Aspira Women's Health Inc.'s (the "Company") products, pricing, addressable market, potential product expansion and anticipated timing of product launches. The Company's actual results may differ materially from the views expressed in these forward-looking statements. Words such as "may," "expects," "intends," "anticipates," "believes," "estimates," "plans," "seeks," "could," "should," "continue," "will," "potential," "projects" and similar expressions are intended to identify such forward-looking statements.

The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Readers are cautioned that these forward-looking statements speak only as of the date of this presentation, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances after such date except as required by law. Company estimates set forth in this presentation are based on various sources of information and various assumptions and judgments made by the Company, which Company management believes are reasonable. However, the Company cannot assure you that Company estimates are correct, and actual data may materially differ from Company estimates.

The forward-looking statements reflect the views of the Company as of the date of this presentation and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties inherent in the Company's business and including those described in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, as supplemented by the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Investment Highlights

Commercial Test	Revenue-generating test for multi-modal ovarian cancer risk assessment
FDA-cleared Technologies	Proprietary technology included in clinical treatment guidelines
Focused Pipeline	Compelling pipeline of gynecological diagnostic tools
Intellectual Property	Strong IP and technology protection
Managed Care Coverage	Approximately 200 million covered lives
Experienced Management	Mission-driven executives with proven track record of success

ASPIRA WOMEN'S HEALTH

Recent Developments

BioReference LABORATORIES an OPKO Health Company

Aspira will collaborate with BioReference Laboratories, Inc., an OPKO Health company and the largest full-service specialty laboratory in the United States, to offer OVA1Plus, which includes Aspira's FDA-cleared Ova1 and Overa ovarian cancer risk assessments.

- With a leading position in women's health, oncology, and urology, and 40 years of expertise in clinical diagnostics, BioReference offers a tailored suite of testing services to meet the needs of healthcare providers to better serve their patients.
- Aspira is excited to work with BioReference to expand access to our ovarian cancer risk assessment.



Ryan Phan, Ph.D., joins Aspira as Chief Scientific and Chief Operating Officer

- Former SVP of Lab Services and Medical Director, CareDx.
- Led the clinical testing service operations, clinical development pipelines, manufacturing, supply chain, regulatory affairs and compliance, and automation and engineering divisions.
- Served as the Chief Medical Director of the company's CLIA and CAP accredited laboratories and led expansion of the company's product portfolio.

Starting with Ovarian Cancer ...

Most Ovarian Cancer Detected at Late Stage – When It's Most Deadly

Presentation Stage	Stage I Local	Stage II Pelvic	Stage III Regional nodes	Stage IV Distant spread
Incidence	15%	21%	59%	6%
Five Year Survival Rate[1]	92%	75%	29%	24%

Ovarian Cancer

Diagnosed in the Late Stage	>65%
Mortality Rate	>70%

Current Standard of Care for Assessing Cancer Treatment



Clinical Assessment

Physical exam and ultrasound

Limitations: Subjective results and reliance on physician and technician experience



Blood Tumor Marker

CA 125 *(off-label)*
ROMA™ *(alternative)*

Limitations: Low sensitivity and high false negatives, especially in pre-menopausal / early-stage



Tissue Analysis

Pre-operative biopsy not recommended

Limitations: High risk of procedure-related tumor spread

Unmet need/ room for improvement

ASPIRA WOMEN'S HEALTH

A Better Blood Risk Assessment

OVA products demonstrate better performance in early-stage risk detection

OVA risk assessment products substantially improve the effectiveness of clinical assessment in stratifying the risk of Stage 1 and Stage 2 malignancy for women with pelvic masses planned for surgery.



5%
31%
69%
95%
CA 125 & Clinical Assessment
OVA 1 Risk Assessment & Clinical Assessment
% of Stage 1 and Stage 2 Cancer Missed
% of Stage 1 and Stage 2 Cancer Detected

Citation: Longoria TC, Ueland FR, Zhang Z, et al. Clinical performance of a multivariate index assay for detecting early-stage ovarian cancer. *Am J Obstet Gynecol.* 2014;210(1):78.e1-78.e789. doi:10.1016/j.ajog.2013.09.017


Ova1 plus
OvaWATCH
Next Generation Tests

Significant Market Opportunity

OVA products address the unmet need and represent a significant growth opportunity for Aspira.

OVA1Plus

Pelvic Mass –
Women Planned For Surgery
TAM=300-400K

Potential Revenue
$100M-140M

OVAWatch

Pelvic Mass (one time and serial mass monitoring)
TAM=1.2-1.5M

Potential Revenue
$200-300M

Next Generation Tests

(addition of miRNA for enhanced performance)
TAM=1.2-1.5M
Potential for price improvement and accelerated adoption.

ASPIRA WOMEN'S HEALTH

Commercial Strategy

The expansion and commercialization of our OVA products is a top priority for 2022

Commercial Strategy Focus

- Sales Force Optimization
- Adoption and Coverage
- Product Expansion
- Platforms and Partnerships


26 full-time specialized sales professionals
Targeting gynecologic specialists, women's health groups and healthcare systems
Expanded access via agreements with national laboratories

OVA Adoption Since Introduction of Second-Generation Test

Sales Force Optimization
Adoption and Coverage
Product Expansion
Platforms and Partnerships

OVA volumes have increased over time even during the Covid pandemic



OVA Test Volume
5000
4500
4000
3500
3000
2500
2000
1500
1818
1884
1981
1996
2313
3129
3602
3854
3654
2458
3596
3849
3775
4553
4281
4750
4819
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

Professional Society Support

ACOG The American College of Obstetricians and Gynecologists

SGO Society of Gynecologic Oncology

AIM SpecialtyHealth.

eviCore healthcare

OVA Adoption by Physicians Continues to Improve

Total Ordering Physicians


3500
3000
2500
2000
1500
1000
500
0
2018
2019
2020
2021
2022
Q1
Q2
Q3
Q4

Physician Testimonials

"OVA1plus™ has made a big difference in my practice because it has added more certainty to decision-making and given us more confidence in treating patients."

ObGyn

"I ask my referring OBGYN's and GYN's to order OVA1plus™ before patients are referred to me in cases of adnexal masses…because it greatly helps risk stratify the appropriate management of the patients…and puts patients in the best situation for surgery."

GynOnc

ASPIRA WOMEN'S HEALTH

Sales Force Optimization
Adoption and Coverage
Product Expansion
Platforms and Partnerships

Market Access

Our goal is to make OVA products available to all women

168 Million Commercial lives covered

HCSC Health Care Service Corporation
Cigna
TRICARE
HIGHMARK
WellCare Health Plans

Commercial coverage also includes Medicare Advantage plans sponsored by additional commercial payers

66% of all commercial lives covered

48 Million Medicaid lives covered



Covered
In process

60% of all Medicaid lives covered

Critical Success Factors for future coverage:

- Clinical Utility Study publication (2022)
- Focus on Medicare Advantage pull-through
- Leverage legislative contacts to drive "coverage for all" at the State and National level

Critical Success Factors

- Focus on sales pull-thru in states with significant volume potential, especially where we have coverage and favorable pricing
- Clinical Utility Study publication (2022)

OvaWATCH

Sales Force Optimization
Adoption and Coverage
Product Expansion
Platforms and Partnerships

OVAWatch is our third generation OVA product. It is a non-invasive Lab Developed Test (LDT) to be used in conjunction with clinical assessment to determine the risk of ovarian cancer for patients with an adnexal mass.

- Expands patient population from OVA1Plus which is FDA cleared for women with an adnexal mass that have been planned for surgery
- Increases potential patient population by 3-4x over OVA1Plus
- Potential future annual revenue opportunity of $200-300M without a substantial increase to Aspira's cost to sell
- Meets clinical need for additional risk assessment beyond the OVA1Plus population

Launch in two stages

- One-time use risk assessment for the expanded population
  Anticipate launch in 2H 2022
- Serial risk assessment that allows physicians to longitudinally monitor women who have been determined to be lower risk
  Anticipate launch in 1H 2023

Sales Force Optimization
Adoption and Coverage
Product Expansion
Platforms and Partnerships

OvaWATCH
Launch Plan

05 — **Initial Commercial Launch** — **2H 2022**
Targeted for second half 2022; revenue in 2023

04 — **Pricing/Reimbursement** — **In process**
Cross-walk from existing reimbursement arrangements for OVA1Plus

03 — **Clinical Validation** — **In process**
Analysis of interim data from prospective real-world clinical study

02 — **Pre-Commercial Activities** — **Completed**
Market research and go-to-market strategic launch.

01 — **Analytical Validation** — **Completed**
Peer reviewed paper accepted in Q1 2022, published online in Q2 2022

ASPIRA WOMEN'S HEALTH

Endometriosis is an Unmet Need – and Market Opportunity

Health Cost Burden

For women diagnosed with Endometriosis in the U.S. is similar to the costs for chronic conditions such as **type 2 diabetes, Crohn's disease,** and **rheumatoid arthritis**

6-7 million

women affected in the U.S. by Endometriosis

Average to **diagnose** Endometriosis is

7-9 years

Quality of life

is **significantly impacted;** premenopausal women may experience heavy menstrual bleeding, anemia, bloating, and severe pain. Endometriosis can also have a significant impact a woman's **fertility.**

- EndoCheck™ is our in-development test for endometriosis targeted for **launch in 2023**
  - **Non-invasive**
  - **Biomarker-based**
  - **Lab Developed Test (LDT)**
- Ongoing discovery **shows promising** sensitivity and specificity

Aspira Synergy: Phases of the Client Relationship Lifecycle



Sales Force Optimization
Adoption and Coverage
Product Expansion
Platforms and Partnerships



Phase 1
Agreement
Phase 2
Implementation
Phase 3
Launch
Phase 4
Adoption/Scale
Phase 5
Optimization
Super Group A
Revenue
Sales and Adoption:
Drive awareness and physician adoption
Regional Lab B
Regional Lab A
Client Validation:
Completion of technology transfer
Volume
AXIA Women's Health
Margin
Agreement:
Multi-level, complex execution for new clients
Implementation:
Distribute our technology into client labs
Margins grow under optimized licensing arrangement
Time
New products enter here for rapid scaling

Financial Performance Snapshot

Q1 vs. Last Year

OVA Product Volume
INCREASED 28%
4,819 units in Q1FY22 vs.
3,775 units in Q1FY21

OVA Product Revenue
INCREASED 29%
$1.8M in Q1FY22 vs.
$1.4M in Q1FY21
Profitability – GM 53.2%

Total Customers
INCREASED 26%
3,275 physicians in Q1FY22 vs.
2,595 physicians in Q1FY21

Q1 vs. Last quarter

OVA Product Volume
INCREASED 1%
4,819 units in Q1FY22 vs.
4,750 units in Q4FY21

OVA Product Revenue
INCREASED 1%
$1.8M in Q1FY22 vs.
$1.8M in Q4FY21
Profitability – GM 53.2%

Total Customers
INCREASED 2%
3,275 physicians in Q1FY22 vs.
3,216 physicians in Q4FY21

Cash Position

Cash as of March 31, 2022
$27.1M

Cash Used in Operations
$10.2M in Q1FY22
vs. $7.6M in Q4FY21
vs. $8.0M in Q3FY21

Cash Guidance Q2-Q4 2022
*$21-$23M**

Includes operational costs for volume growth, sales force expansion, OVAWatch launch expenses and EndoCheck™ R&D

ASPIRA WOMEN'S HEALTH

In Conclusion ...

Our strategy is sound, the path forward is clear.



2022 is about Focused Execution
Adoption and Volume
Ova1 plus
Initial Launch
OvaWATCH
Accelerated Development
EndoCHECK
Operational Excellence

Contact Information

Ashley R. Robinson
LifeSci Advisors, LLC
arr@lifesciadvisors.com